UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

FONAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10248	11-2464137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive, Melville,  New York 11747

(631) 694-2929

(Address, including zip code, and telephone

number of registrant’s principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	FONR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on December 23, 2025, FONAR Corporation (the “Company” or “FONAR”) entered into an Agreement and Plan of Merger, dated as of December 23, 2025 (as it may be amended, supplemented or modified from time to time, the “Merger Agreement”), by and among FONAR, LLC, a Delaware limited liability company (“Parent”), FONAR Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Parent Entities”), and the Company. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, upon the closing of the transaction (the “Closing”), Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are each affiliated with and owned and controlled, directly or indirectly, by Timothy Damadian, the Chief Executive Officer and Chairman of the board of directors of the Company (the “FONAR Board”), who currently serves as the sole manager of Parent. On April 16, 2026, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) and related Transaction Statement on Schedule 13E-3/A (the “Transaction Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the proposed Merger, for use at a special meeting of the Company’s stockholders (the “Special Meeting”) scheduled to be held on May 28, 2026, at 11:00 a.m. New York time, by means of remote communication via a live interactive webcast on the internet at www.virtualshareholdermeeting.com/FONR2026SM.

Litigation Related to the Merger

In addition to the already disclosed litigation related to the Merger, between March 16, 2026 and May 15, 2026, a series of demand letters and certain associated draft complaints were also sent to FONAR by counsel for purported stockholders of FONAR, alleging deficiencies in the Company’s disclosures.

FONAR believes that the allegations in the complaints and letters described above are without merit. FONAR also believes that the disclosures set forth in the Definitive Proxy Statement and Transaction Statement comply fully with all applicable law, and do not need to be supplemented. Nevertheless, solely to avoid the nuisance, risks, costs, and uncertainties inherent in disputes concerning these types of allegations, including the possibility that any such claim could delay or adversely affect the Merger, and allow FONAR’s stockholders to vote on the Merger at the Special Meeting, the Company has determined voluntarily to supplement certain disclosures in the Definitive Proxy Statement and Transaction Statement with the supplemental disclosures set forth below. Nothing in this Current Report on Form 8-K (this “Current Report”) shall be deemed an admission of the legal merit of the various litigation matters described above or the allegations made therein, or of the necessity, or materiality under applicable laws, of any of the disclosures set forth herein.

Supplemental Disclosures

The following supplemental disclosures should be read in conjunction with the Definitive Proxy Statement and the Transaction Statement, each of which should be read in its entirety. The inclusion in the supplemental disclosures of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. For clarity, new text within restated paragraphs from the Definitive Proxy Statement is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Definitive Proxy Statement is highlighted with ~~strikethrough text~~.

The disclosure under the heading “Special Factors—Background of the Merger” is hereby supplemented by editing the first sentence of the last two paragraphs on page 34 of the Definitive Proxy Statement (with new text in bold and underlined and deleted text in strikethrough):

Beginning in ~~December~~ June 2021 and from time to time thereafter, as part of the Company’s ongoing consideration and evaluation of potential business opportunities, goals and plans, the Company, the FONAR Board and management explored the feasibility of various strategic transactions involving the Company to enhance stockholder value. Such strategic transactions included possible strategic opportunities that would enable the Company to expand into new markets and the possibility of a “going private” transaction. …

From time to time, beginning in ~~December~~ June 2021, Mr. Damadian and Mr. Bonanni began to consider whether or not it would be possible to take the Company private by purchasing all of the outstanding shares held by the Company’s public stockholders.

The disclosure under the heading “Special Factors—Background of the Merger” is hereby supplemented by adding to the end of the first full paragraph on page 35 of the Definitive Proxy Statement the following sentence:

The non-disclosure agreements did not contain any “don’t ask-don’t waive” standstill or similar provisions which would apply after public announcement of the execution of an acquisition agreement by FONAR with a third party such that no counterparty to any such non-disclosure agreement would be limited from making an offer or entering into discussions, negotiations, agreements or understandings with respect to a possible transaction resulting from an acquisition inquiry or Takeover Proposal and/or Superior Proposal. In addition, no alternative bidder is precluded from submitting a topping bid for the Company by the terms of a confidentiality or non-disclosure agreement.

The disclosure under the heading “Special Factors—Background of the Merger” is hereby supplemented by inserting the following as the second paragraph under such heading on page 43 of the Definitive Proxy Statement (with new text in bold and underlined):

Also on July 10, 2025, Mr. Collins emailed representatives of Meister Seelig & Fein PLLC (“MSF”) on behalf of the Special Committee, to request if they would be interested in representing the Special Committee in connection with the proposed transaction and, if so, whether MSF could provide a preliminary proposal by July 16, 2025, which was the time frame requested by the Special Committee. Mr. Collins also requested general information regarding the transaction and valuation process and confirmation as to Marshall & Stevens’ independence.

The disclosure under the heading “Special Factors—Background of the Merger” is hereby supplemented by inserting the following as the sixth paragraph under such heading on page 43 of the Definitive Proxy Statement (with new text in bold and underlined):

On July 16, 2025, representatives of MSF emailed to Mr. Collins a proposal for MSF to represent the Special Committee. Additionally, representatives of MSF confirmed that MSF had completed its internal conflicts check and was not aware of any conflicts or reasons why MSF would not be able to exercise independent judgment.

The disclosure under the heading “Special Factors—Background of the Merger” is hereby supplemented by editing the first full paragraph under such heading on page 44 of the Definitive Proxy Statement (with deleted text in strikethrough):

Further, at the July 18, 2025 committee meeting, the Special Committee discussed proposals submitted by various law firms approached by the Special Committee for representation, including ~~Meister Seelig & Fein PLLC (“~~MSF~~”)~~’s proposal, noting its comprehensive understanding of the required services and its competitive price that was in line with the Special Committee’s price expectations, and the Special Committee agreed to meet with representatives of MSF to discuss its potential engagement.

The disclosure under the heading “Special Factors—Background of the Merger” is hereby supplemented by adding the following to the sixth full paragraph under such heading on page 45 of the Definitive Proxy Statement (with new text in bold and underlined):

Later that same day, on July 25, 2025, the Special Committee and MSF executed an engagement letter retaining MSF to advise the Special Committee with respect to the proposed transaction and related regulatory matters. Other than MSF’s engagement as counsel to the Special Committee, MSF and its representatives have not provided any other services to FONAR, the Acquisition Group, or their respective affiliates in the two years prior to the proposed Merger.

The disclosure under the heading “Special Factors—Opinion of Marshall & Stevens—Financial Projections” is hereby amended and supplemented by adding the following to the first paragraph under such heading on page 71 of the Definitive Proxy Statement (with new text in bold and underlined):

Using the Projections provided by FONAR’s management, Marshall & Stevens calculated the net present value of the unlevered, after-tax free cash flows that FONAR’s business is forecasted to generate for years one through ten over the discrete period of $75,140 thousand, plus the terminal year after-tax free cash flows of FONAR of $12,511 thousand, plus the present value of the terminal value of FONAR’s business in year eleven of $27,653 thousand.

The disclosure under the heading “Special Factors—Opinion of Marshall & Stevens—Liquidation Scenario—Adjusted Book Value Method” is hereby amended and supplemented by adding the following to the first paragraph on page 78 of the Definitive Proxy Statement (with new text in bold and underlined):

Marshall & Stevens derived the indicated fair market value of equity by applying a minority interest adjustment of 29.37%. As a result, the indicated fair market value of FONAR’s common equity on a controlling basis under the adjusted book value liquidation scenario was estimated to be approximately $97,200 thousand. Dividing by the fully diluted number of shares outstanding resulted in an indicated fair market value of approximately $14.63 per share. Fully diluted shares outstanding included 6,644,553 total common-equivalent shares, reflecting 6,203,465 shares of issued and outstanding Common Stock (excluding treasury shares), 146 shares of Class B Common Stock, 127,504 shares of Class C Common Stock on a 3:1 conversion basis, and 313,438 shares of Class A Non-voting Preferred Stock, consistent with the Merger Agreement.

The disclosure under the heading “Special Factors—Opinion of Marshall & Stevens—Per Share Value Conclusion” is hereby amended and supplemented by adding the following to the first paragraph under such heading on page 78 of the Definitive Proxy Statement (with new text in bold and underlined):

Marshall & Stevens allocated the concluded fair market value of total equity, on a controlling and marketable basis, to common equity by dividing by the fully diluted number of shares outstanding, calculated on an as-converted basis. Fully diluted shares outstanding included 6,203,465 shares of issued and outstanding Common Stock (excluding treasury shares), 146 shares of Class B Common Stock, 127,504 shares of Class C Common Stock on a 3:1 conversion basis, and 313,438 shares of Class A Non-voting Preferred Stock, consistent with the Merger Agreement.

The disclosure under the heading “Special Factors—Interests of FONAR’s Directors and Executive Officers in the Merger—Employment Arrangements Following the Merger” is hereby supplemented by adding to the end of the first paragraph under such heading on page 103 of the Definitive Proxy Statement the following sentence:

There were no negotiations prior to or after the signing of the Merger Agreement with respect to any possible employment, consulting, compensation, severance, or retention arrangement, or any other possible individual arrangement relating to the participation or employment of the Company’s officers or directors in the Surviving Corporation.

Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company, Parent and Merger Sub and the other transactions contemplated by the Merger Agreement (the “Transactions”). In connection with the Transactions, (i) the Company filed the relevant materials with the SEC, including the definitive proxy statement on Schedule 14A filed on April 16, 2026, and (ii) certain participants in the Transactions jointly filed with the SEC the Schedule 13E-3 Transaction Statement and amendments, which contain important information on the Company, Parent and Merger Sub, and the Transactions, including the terms and conditions of the Transactions. The Company may also file other relevant documents with the SEC regarding the Transactions and related matters. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the definitive proxy statement, the Schedule 13E-3 and a proxy card to each stockholder of the Company entitled to vote at the Special Meeting. This communication is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed Transactions. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.fonar.com/investor-relations.html. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13E-3 and the other relevant materials before making any voting or investment decision with respect to the proposed Transactions because they contain important information about the Company and the proposed Transactions. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval.

Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the proxy statement and the Schedule 13E-3 Transaction Statement, as well as any amendments or supplements to these documents, carefully because they will contain important information about the Transactions.

Participants in the Proxy Solicitation

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the Transactions under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as filed with the SEC on September 22, 2025 (the “Form 10-K”), the Company’s proxy statement on Schedule 14A filed with the SEC on May 5, 2026, in connection with its 2026 annual meeting of stockholders, and the definitive proxy statement, the Schedule 13E-3 Transaction Statement and other relevant materials that have been filed with the SEC in connection with the Transactions. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, are set forth in the proxy statement relating to the Transactions and the Schedule 13E-3 Transaction Statement.

WE URGE INVESTORS TO READ THE PROXY STATEMENT, SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN CONNECTION WITH THE PROPOSED MERGER, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PARENT AND THE

PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this Current Report, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions. There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Transactions, including the Merger, or those pertaining to expectations regarding the Company’s financial performance, expectations as to the likelihood and timing of closing of acquisitions, dispositions, or other transactions, and changes in local, regional, and national economic conditions, including as a result of the systemic and structural changes in the healthcare industry. Forward-looking statements presented herein are based on management’s beliefs and assumptions made by, and information currently available to, management.

The forward-looking statements contained in this Current Report are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this Current Report: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that have been or may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the proposed Transactions, including the Merger, due to the failure to satisfy any condition to the Closing, including that the Company obtains the Requisite Company Vote and other Closing conditions described in the Merger Agreement; risks that the proposed Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed Transactions; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Transactions; the effect of the announcement of the proposed Transactions on the Company’s relationships with referral sources and vendors, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Form 10-K under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this Current Report speaks only as of the date of this Current Report. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this Current Report are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION
(Registrant)

By /s/ Timothy R. Damadian
Timothy R. Damadian
President and CEO

Dated: May 21, 2026